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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Post Effective Amendment No. 1 on Form S-3 to Form SB-2 (No.333-39425) and to the Registration Statement on Form S-8 (No. 333-78021) of our report dated March 24, 2000 with respect to the financial statements of GlobalDigitalCommerce.com, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1999.

                                                  ERNST & YOUNG LLP

San Diego, California
March 27, 2000

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